Exhibit 99.1

Tidewater Reports First Quarter Results For Fiscal 2011

NEW ORLEANS, LA. August 5, 2010 — Tidewater Inc. (NYSE:TDW) announced today first quarter net earnings for the period ended June 30, 2010, of $39.8 million, or $0.77 per share, on revenues of $262.5 million. For the same quarter last year, net earnings were $44.5 million, or $0.86 per share, on revenues of $326.6 million. The immediately preceding quarter ended March 31, 2010, had net earnings of $56.9 million, or $1.10 per common share, on revenues of $260.0 million.

Included in net earnings for the quarter ended June 30, 2009, was a pre-tax loss of $48.6 million ($47.7 million after-tax, or $0.93 per share) on the company’s Venezuelan operations, as a result of seized assets and the nonpayment of outstanding accounts receivable by Petroleos de Venezuela, S.A. (PDVSA), the Venezuelan national oil company.

Included in net earnings for the quarter ended March 31, 2010 were: 1) a $5.4 million ($3.5 million after-tax, or $0.07 per common share) reduction of the previously recorded “Provision for Venezuelan operations, net” as a result of net collections from insurance underwriters for the insured value of the vessels seized by Petroleos de Venezuela, S.A. (PDVSA) and an affiliate of PDVSA; 2) an $11.0 million ($11.0 million after-tax, or $0.21 per common share) foreign exchange gain recognized as a result of the devaluation of the Venezuelan bolivar fuerte, and 3) an $11.4 million ($11.4 million after-tax, or $0.22 per common share) charge to general and administrative expenses related to an agreement reached with the staff of the Securities and Exchange Commission to resolve issues associated with the previously disclosed internal investigation into potential violation of the U.S. Foreign Corrupt Practices Act.

As previously announced, Tidewater will hold a conference call to discuss June quarterly earnings on Thursday, August 5, 2010, at 10:00 a.m. Central time. Investors and interested parties may listen to the teleconference via telephone by calling 1-888-388-7493 if calling from the U.S. or Canada (1-706-679-8348 if calling from outside the U.S.) and ask for the “Tidewater” call just prior to the scheduled start. A replay of the conference call will be available beginning at 12:00 p.m. Central time on August 5, 2010, and will continue until 11:59 p.m. Central time on August 7, 2010. To hear the replay, call 1-800-642-1687 (1-706-645-9291 if calling from outside the U.S.). The conference call ID number is 88594562.

A simultaneous webcast of the conference call will be accessible online at the Tidewater Inc. website, (www.tdw.com). The online replay will be available until September 5, 2010. Upon completion of the conference call, the company will also file a Form 8-K with the SEC, which will include a transcript of the conference call.

Tidewater Inc. owns 390 vessels, the world’s largest fleet of vessels serving the global offshore energy industry.

Note: all per-share amounts are stated on a diluted basis.

CONTACT: Tidewater Inc., New Orleans

Joe Bennett, Executive Vice President and Chief Investor Relations Officer

504-566-4506

Financial information is displayed on the next page.

TIDEWATER INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

(In thousands, except share and per share data)

	Three Months Ended June 30,
	2010	2009
Revenues:
Vessel revenues	$261,996	310,436
Other marine revenues	529	16,173

	262,525	326,609

Costs and expenses:
Vessel operating costs	154,583	153,651
Costs of other marine revenues	495	14,700
Depreciation and amortization	34,963	31,649
General and administrative	32,775	34,388
Provision for Venezuelan operations	—	48,553
Gain on asset dispositions, net	(5,558)	(12,538)

	217,258	270,403

Operating income	45,267	56,206
Other income (expenses):
Foreign exchange gain (loss)	1,610	(2,586)
Equity in net earnings of unconsolidated companies	2,690	5,415
Interest income and other, net	378	3,168
Interest and other debt costs	(1,073)	(77)

	3,605	5,920

Earnings before income taxes	48,872	62,126
Income taxes	9,041	17,644

Net earnings	$39,831	44,482

Basic earnings per common share	$0.78	0.87

Diluted earnings per common share	$0.77	0.86

Weighted average common shares outstanding	51,328,284	51,362,308
Dilutive effect of stock options and restricted stock	233,924	199,264

Adjusted weighted average common shares	51,562,208	51,561,572

Cash dividends declared per common share	$0.25	0.25

TIDEWATER INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share and par value data)

ASSETS	June 30, 2010	March 31, 2010
Current assets:
Cash and cash equivalents	$122,877	223,070
Trade and other receivables, net	312,717	311,617
Marine operating supplies	45,864	44,237
Other current assets	17,190	6,703

Total current assets	498,648	585,627

Investments in, at equity, and advances to unconsolidated companies	42,596	40,614
Properties and equipment:
Vessels and related equipment	3,561,934	3,455,322
Other properties and equipment	83,143	82,007

	3,645,077	3,537,329
Less accumulated depreciation and amortization	1,279,700	1,283,505

Net properties and equipment	2,365,377	2,253,824

Goodwill	328,754	328,754
Other assets	88,107	84,538

Total assets	$3,323,482	3,293,357

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Current maturities on long-term debt	—	25,000
Accounts payable	34,389	41,673
Accrued expenses	137,443	119,485
Accrued property and liability losses	3,923	4,809
Other current liabilities	29,476	13,745

Total current liabilities	205,231	204,712

Long-term debt	300,000	275,000
Deferred income taxes	213,867	211,504
Accrued property and liability losses	4,402	12,809
Other liabilities and deferred credits	125,837	125,302

Commitments and Contingencies

Stockholders’ equity:
Common stock of $0.10 par value, 125,000,000 shares authorized, issued 51,376,026 shares at June 30, 2010 and 51,830,048 shares at March 31, 2010	5,138	5,183
Additional paid-in capital	76,494	73,203
Retained earnings	2,409,524	2,402,575
Accumulated other comprehensive loss	(17,011)	(16,931)

Total stockholders’ equity	2,474,145	2,464,030

Total liabilities and stockholders’ equity	$3,323,482	3,293,357

TIDEWATER INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Three Months Ended June 30,
	2010	2009
Operating activities:
Net earnings	$39,831	44,482
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	34,963	31,649
Provision (benefit) for deferred income taxes	(10,724)	(7,934)
Compensation expense - stock-based	2,252	2,468
Gain on asset dispositions, net	(5,558)	(12,538)
Provision for Venezuelan operations, net	—	48,553
Equity in earnings of unconsolidated companies, less dividends	(1,982)	(4,428)
Excess tax benefit on stock options exercised	(138)	(162)
Changes in assets and liabilities, net:
Trade and other receivables	(9,250)	(51,471)
Marine operating supplies	(1,627)	1,100
Other current assets	(10,487)	(10,634)
Accounts payable	(7,284)	1,270
Accrued expenses	7,388	17,827
Accrued property and liability losses	(886)	467
Other current liabilities	14,982	7,930
Other liabilities and deferred credits	615	3,548
Other, net	659	(1,712)

Net cash provided by operating activities	52,754	70,415

Cash flows from investing activities:
Proceeds from sales of assets	11,929	14,615
Proceeds from sales/leaseback of assets	—	83,275
Proceeds from insurance settlements	8,150	—
Additions to properties and equipment	(141,148)	(92,172)

Net cash used in investing activities	(121,069)	5,718

Cash flows from financing activities:
Principal payments on debt	—	—
Debt issuance costs	—	(65)
Proceeds from exercise of stock options	905	815
Cash dividends	(12,933)	(12,932)
Excess tax benefit on stock options exercised	138	162
Stock repurchases	(19,988)	—

Net cash used in financing activities	(31,878)	(12,020)

Net change in cash and cash equivalents	(100,193)	64,113
Cash and cash equivalents at beginning of period	223,070	250,793

Cash and cash equivalents at end of period	$122,877	314,906

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest	$786	131
Income taxes	$11,477	15,087
Non-cash investing activities:
Additions to properties and equipment	$10,974	—

The company’s vessel revenues and vessel operating expenses and the related percentage of total vessel revenues for the quarters ended June 30, 2010 and 2009 and March 31, 2010 were as follows:

	Quarter Ended June 30,				Quarter Ended March 31,
(In thousands)	2010	%	2009	%	2010	%
Vessel revenues:
International	$237,145	91%	285,988	92%	236,081	91%
United States	24,851	9%	24,448	8%	22,575	9%

Vessel revenues	261,996	100%	310,436	100%	258,656	100%

Vessel operating costs:
Crew costs	$80,692	31%	82,752	27%	79,282	31%
Repair and maintenance	27,093	10%	25,634	8%	22,941	9%
Insurance and loss reserves	4,410	2%	4,676	2%	3,154	1%
Fuel, lube and supplies	14,921	6%	12,842	4%	15,372	6%
Vessel operating leases	4,490	2%	1,749	1%	4,490	2%
Other	22,977	9%	25,998	8%	20,655	8%

Total vessel operating costs	154,583	59%	153,651	49%	145,894	56%

Vessel operating margin (A)	$107,413	41%	156,785	51%	112,762	44%

Note (A): The following table reconciles vessel operating margin as presented above to operating income for the quarters ended June 30, 2010 and 2009 and March 31, 2010:

	Quarter Ended June 30,		Quarter Ended March 31,
(In thousands)	2010	2009	2010
Vessel operating margin	$107,413	156,785	112,762
Other marine revenues	529	16,173	1,340
Costs of other marine revenues	(495)	(14,700)	(1,240)
Depreciation and amortization	(34,963)	(31,649)	(33,541)
General and administrative	(32,775)	(34,388)	(44,182)
Provision for Venezuelan operations	—	(48,553)	5,350
Gain on asset dispositions, net	5,558	12,538	5,115

Operating income	$45,267	56,206	45,604

The company’s vessel operating profit and other components of earnings before income taxes and its related percentage of total revenue for the quarters ended June 30, 2010 and 2009 and March 31, 2010 were as follows:

	Quarter Ended June 30,				Quarter Ended March 31,
(In thousands)	2010	%	2009	%	2010	%
Vessel operating profit:
International	$43,105	16%	49,892	15%	56,979	22%
United States	5,484	2%	2,629	1%	3,826	1%

	48,589	19%	52,521	16%	60,805	23%
Corporate expenses	(8,763)	(3%)	(9,901)	(3%)	(20,200)	(8%)
Gain on asset dispositions, net	5,558	2%	12,538	4%	5,115	2%
Other marine services	(117)	(<1%)	1,048	<1%	(116)	(<1%)

Operating income	$45,267	17%	56,206	17%	45,604	18%

Foreign exchange gain (loss)	1,610	1%	(2,586)	(1%)	8,771	3%
Equity in net earnings of unconsolidated companies	2,690	1%	5,415	2%	3,403	1%
Interest income and other, net	378	<1%	3,168	1%	2,234	1%
Interest and other debt costs	(1,073)	(<1%)	(77)	(<1%)	(569)	(<1%)

Earnings before income taxes	$48,872	19%	62,126	19%	59,443	23%

The company’s revenues, vessel utilization percentages and average day rates by vessel class and in total for the quarters ended June 30, 2010 and 2009 and March 31, 2010:

	Quarter Ended June 30		Quarter Ended March 31
	2010	2009	2010

REVENUE BY VESSEL CLASS (in thousands):
International-based fleet:
Deepwater vessels	$89,595	69,113	82,284
Towing-supply/supply	119,097	180,181	125,088
Crew/utility	19,110	25,570	19,528
Offshore tugs	9,343	10,557	9,181
Other	—	567	—
Total	$237,145	285,988	236,081
United States-based fleet:
Deepwater vessels	$17,048	13,297	15,160
Towing-supply/supply	7,371	9,515	6,990
Crew/utility	432	1,636	425
Total	$24,851	24,448	22,575
Worldwide fleet:
Deepwater vessels	$106,643	82,410	97,444
Towing-supply/supply	126,468	189,696	132,078
Crew/utility	19,542	27,206	19,953
Offshore tugs	9,343	10,557	9,181
Other	—	567	—
Total	$261,996	310,436	258,656

UTILIZATION:
International-based fleet:
Deepwater vessels	83.6%	78.8	78.5
Towing-supply/supply	53.9	73.9	56.7
Crew/utility	72.4	75.7	72.3
Offshore tugs	59.4	54.2	56.8
Other	—	79.2	—
Total	62.2%	73.2	62.7
United States-based fleet:
Deepwater vessels	91.0%	92.4	92.0
Towing-supply/supply	44.1	39.4	41.8
Crew/utility	20.4	45.4	14.2
Total	51.1%	49.0	46.0
Worldwide fleet:
Deepwater vessels	84.6%	80.8	80.2
Towing-supply/supply	52.9	70.1	55.1
Crew/utility	68.5	72.6	66.4
Offshore tugs	59.4	54.2	56.8
Other	—	79.2	—
Total	61.1%	70.7	61.0

AVERAGE VESSEL DAY RATES:
International-based fleet:
Deepwater vessels	$22,690	25,522	23,924
Towing-supply/supply	12,108	12,488	12,259
Crew/utility	4,793	5,224	4,856
Offshore tugs	6,402	7,744	6,769
Other	—	9,679	—
Total	$12,331	12,194	12,411
United States-based fleet:
Deepwater vessels	$25,747	24,178	25,799
Towing-supply/supply	7,702	10,071	7,413
Crew/utility	4,749	4,997	4,757
Total	$14,531	13,418	13,936
Worldwide fleet:
Deepwater vessels	$23,129	25,295	24,198
Towing-supply/supply	11,718	12,339	11,849
Crew/utility	4,792	5,210	4,853
Offshore tugs	6,402	7,744	6,769
Other	—	9,679	—
Total	$12,511	12,282	12,531

The average day rates and utilization percentages for the company’s new vessels (defined as vessels acquired or constructed since calendar year 2000 as part of its new build and acquisition program) and its older, more traditional vessels for the quarters ended June 30, 2010 and 2009 and March 31, 2010:

	Quarter Ended June 30		Quarter Ended March 31
	2010	2009	2010
AVERAGE VESSEL DAY RATES:
International-based fleet:
New vessels	$14,587	16,452	15,441
Traditional vessels	7,787	8,819	7,402
Total International-based fleet	$12,331	12,194	12,411
United States-based fleet:
New vessels	$21,248	17,896	20,689
Traditional vessels	9,597	10,055	9,666
Total U.S.-based fleet	$14,531	13,418	13,936
Worldwide fleet:
New vessels	$14,943	16,554	15,705
Traditional vessels	8,029	8,910	7,678
Total Worldwide Fleet	$12,511	12,282	12,531

UTILIZATION:
International-based fleet:
New vessels	86.5%	86.5	85.1
Traditional vessels	39.7	65.3	43.7
Total International-based fleet	62.2%	73.2	62.7
United States-based fleet:
New vessels	68.9%	66.5	57.6
Traditional vessels	43.0	41.0	40.8
Total U.S.-based fleet	51.1%	49.0	46.0
Worldwide fleet:
New vessels	85.3%	84.7	83.1
Traditional vessels	40.1	62.6	43.3
Total Worldwide Fleet	61.1%	70.7	61.0

The company’s average number of vessels by class and geographic distribution for the quarters ended June 30, 2010 and 2009 and March 31, 2010 were as follows:

	Quarter Ended June 30		Quarter Ended March 31
	2010	2009	2010
International-based fleet:
Deepwater vessels	52	37	49
Towing-supply/supply	200	215	199
Crew/utility	61	71	62
Offshore tugs	27	28	27
Other	—	1	—

Total	340	352	337

United States-based fleet:
Deepwater vessels	8	7	7
Towing-supply/supply	24	26	25
Crew/utility	5	8	7

Total	37	41	39

Owned or chartered vessels included in marine revenues (B)	377	393	376
Vessels withdrawn from service	6	9	7

Joint-venture and other	10	10	10

Total	393	412	393

Note (B): Included in total owned or chartered vessels for the quarters ended June 30, 2010 and 2009 and March 31, 2010, were 89, 66 and 83 vessels, respectively, that were stacked by the company. These vessels were considered to be in service and were included in the calculation of the company’s utilization statistics.

Tidewater’s vessel commitments by vessel class and type as of June 30, 2010 were as follows:

	International Built			U.S. Built
Vessel class and type	Number of Vessels	Total Cost	Expended Through 6/30/10	Number of Vessels	Total Cost	Expended Through 6/30/10
		(In thousands)			(In thousands)
Deepwater vessels:
Anchor handling towing supply	—	—	—	—	—	—
Platform supply vessels	16	$424,909	$143,667	1	$30,912	$14,529
Towing-supply/supply vessels:
Anchor handling towing supply	16	$286,029	$81,963	—	—	—
Platform supply vessels	—	—	—	—	—	—
Crewboats	2	$19,337	$16,342	—	—	—

Totals	34	$730,275	$241,972	1	$30,912	$14,529

The table below summarizes by vessel class and vessel type the number of vessels expected to be delivered by quarter along with the expected quarterly cash outlay (in thousands) of the various vessel commitments as discussed above:

	Quarter Period Ended
Vessel class and type	09/10	12/10	03/11	06/11	09/11	Thereafter
Deepwater vessels:
Anchor handling towing supply	—	—	—	—	—	—
Platform supply vessels	3	2	3	2	2	5
Towing-supply/supply vessels:
Anchor handling towing supply	8	1	2	3	1	1
Platform supply vessels	—	—	—	—	—	—
Crewboats	1	1	—	—	—	—

Totals	12	4	5	5	3	6

(In thousands)
Expected quarterly cash outlay	$239,149	54,378	72,417	49,858	41,768	47,116(C)

Note (C): The $47,116 of ‘Thereafter’ vessel construction obligations is expected to be paid out as follows: $45,864 in the remaining quarters of fiscal 2012 and $1,252 during fiscal 2013.